UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  January 25, 2005

Particle Drilling Technologies, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Nevada

(State or Other Jurisdiction of Incorporation)

000-30819	11-2647209
(Commission File Number)	(I.R.S. Employer Identification No.)

808 Travis, Suite 850 Houston, Texas	77002
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:  (713) 223-3031

MedXLink Corp.

(Former name)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02                                             Departure of Directors or Principal Officers; Election of Directors;
Appointment of Principal Officers.

(b)                                 As contemplated by the Agreement and Plan of Reorganization dated as of July 14, 2004 by and among MedXLink Corp., a Nevada corporation (now known as Particle Drilling Technologies, Inc.) (the “Company”), PDTI Acquisition Corp., a Delaware corporation, Dean Becker, Particle Drilling Technologies, Inc., a Delaware corporation (“PDTI”), ProDril Partners L.L.C., a Texas limited liability company, and Thomas E. Hardisty, as amended by Amendment No. 1 thereto dated as of January 10, 2005 (as amended, the “Merger Agreement”), Mr. Dean Becker resigned from the Board of Directors of the Company effective as of January 25, 2005.  A copy of the Merger Agreement is referenced as Exhibits 2.1 and 2.2 and incorporated herein by reference.

(d)                                 As of January 31, 2005, Mr. J. Chris Boswell, the sole director of the Company, appointed Kenneth R. LeSuer, John D. Schiller, Thomas E. Hardisty, Michael S. Mathews and Hugh A. Menown to the Company’s Board of Directors.  Messrs. Schiller and Hardisty have served as officers of the Company since the consummation of the Merger Agreement on January 14, 2005.  None of Messrs. LeSuer, Mathews and Menown have served as an officer or director of the Company prior to January 31, 2005.  Other than the transactions contemplated by the Merger Agreement, there are no other arrangements or understandings among members of both the former and the new control groups with respect to the election of directors or other matters described herein.

In connection with the appointment of the directors as described above, the Board of Directors of the Company intends to form an Audit Committee, a Compensation Committee and a Nominating and Corporate Governance Committee.  The Audit Committee will consist of Messrs. Menown and Mathews and will be chaired by Mr. Menown.  The Compensation Committee will consist of Messrs. LeSuer and Mathews and will be chaired by Mr. LeSuer.  The Nominating and Corporate Governance Committee will consist of Messrs. Mathews, LeSuer and Menown and will be chaired by Mr. Mathews.

The following table sets forth the name, ages and positions with the Company of each of the directors of the Company.

Name	Age	Position
Kenneth R. LeSuer	69	Chairman of the Board and Director

John D. Schiller, Jr.	45	Director, interim President and Chief Executive Officer

J. Chris Boswell	43	Director, Senior Vice President and Chief Financial Officer

Thomas E. Hardisty	43	Director, Senior Vice President of Corporate Development

Michael S. Mathews	64	Director

Hugh A. Menown	46	Director

Ken R. LeSuer, Chairman of the Board and Director

Ken R. LeSuer was elected Chairman of PDTI in December 2004 after serving as Vice Chairman of PDTI since June 2004.  Mr. LeSuer retired in 1999 as Vice Chairman of Halliburton Company. Prior to becoming the Vice Chairman, Mr. LeSuer served as both the President and CEO of Halliburton Energy Services and as President and Chairman of Halliburton Energy Group.  He also served as President and CEO of three Halliburton units during his tenure.  Mr. LeSuer began his career with Halliburton as an engineer-in-training in 1959. From 1965 through 1982, he served in managerial positions in Asia Pacific and Europe/Africa and was serving as vice president of Europe/Africa before returning to Duncan, Oklahoma to assume the position of vice president of International Operations in 1982.

Mr. LeSuer was a member of the Texas A&M University Petroleum Engineering Industry Board, as well as the TAMU Dwight Look College of Engineering External Advisory and Development Council. He has served as Vice President Services Division of the International Association of Drilling Contractors, and is or at one time was a member of numerous petroleum and geological engineering societies, including Society of Petroleum Engineers, the American Petroleum Institute, the National Ocean Industries Association, and the Petroleum Equipment Suppliers Association. Mr. LeSuer received his bachelor’s degree in petroleum engineering from Texas A&M University in 1959.  Mr. LeSuer is also a director of Horizon Offshore, Inc. (NNM: HOFF).

John D. Schiller, Jr., Director, interim President and Chief Executive Officer

Mr. Schiller was elected interim President and Chief Executive Officer of PDTI in December 2004.  He has served as a director of PDTI since June 2004.  Mr. Schiller recently resigned from Devon Energy where he was Vice President, Exploration & Production with responsibility for Devon’s Domestic & International activities.  Before joining Devon Energy he was Executive Vice President, Exploration & Production for Ocean Energy, Inc.  He was responsible for Ocean’s worldwide exploration, production and drilling activities.

Mr. Schiller joined Ocean Energy from Seagull Energy, where he served as Senior Vice President of Operations before the two companies merged in March of 1999. He joined Seagull Energy from Burlington Resources, where he served in a variety of operational and management positions over a period of 14 years, including Production Manager and Engineering Manager for the Gulf Coast Division. Prior to this assignment, he managed the corporate acquisition group for Burlington Resources.

Mr. Schiller graduated with honors from Texas A&M University with a Bachelor of Science in Petroleum Engineering and now serves as Chairman of the Texas A&M Petroleum Engineering Industry Board. He is a member of the Society of Petroleum Engineers, American Petroleum Institute, American Association of Drilling Engineers and on the board of Houston Producers Forum.

J. Chris Boswell, Director, Senior Vice President and Chief Financial Officer

Mr. Boswell has served as a Director, Senior Vice President and Chief Financial Officer of PDTI since June 2004.  Mr. Boswell had previously served as Senior Vice President and Chief Financial Officer of Particle Drilling, Inc. from August 2003 until it was merged into PDTI in

June 2004.  Mr. Boswell has served as a Director and as the Company’s Chief Financial Officer since August 2003.  Mr. Boswell has over 19 years of experience in financial management focused in the energy industry and began his career at Arthur Andersen & Co. and later served in management positions with Price Waterhouse in Houston, Texas. He served as Senior Vice President and Chief Financial Officer of Petroleum Geo-Services ASA (“PGS”) from December 1995 until October 2002. PGS grew from a small enterprise in 1994 when Mr. Boswell joined the company to a $1 billion annual revenue enterprise with a peak enterprise value of $6 billion. Subsequent to Mr. Boswell’s departure and following a change of control within PGS, the new management of PGS filed for bankruptcy protection in July 2003 in order to restructure PGS’s debt portfolio.  The restructuring was successfully completed and PGS emerged from bankruptcy in October 2003. In all, during his tenure as CFO at PGS, Mr. Boswell directed financings for over $3 billion of capital expenditures to facilitate PGS’ growth. Additionally during 1995, Mr. Boswell and other senior executives at PGS developed the concept to create a unique oil and gas company using a non-exclusive license in PGS’ seismic data library as seed capital. This company became Spinnaker Exploration Company (NYSE: SKE) and now has a market capitalization in excess of $1 billion.  Mr. Boswell is a 1984 graduate of the University of Texas at Austin.

Thomas E. Hardisty, Director and Senior Vice President, Corporate Development

Mr. Hardisty has served as Director and Senior Vice President, Corporate Development of PDTI since June 2004.  Mr. Hardisty had previously served as Senior Vice President, Corporate Development of Particle Drilling, Inc. from June 2003 until it was merged into PDTI in June 2004.  Mr. Hardisty has over 20 years of experience in the oil and gas industry, primarily in the area of land management, contracts and corporate development, and is co-founder of the Company.  From January 2001 until June 2003, Mr. Hardisty was Vice President, Land of Shoreline Partners LLC, an independent exploration company and from January 2000 until January 2001, Vice President, Land of Benz Resources LLC, a consulting firm charged with managing certain exploration properties acquired by Harken Energy Corporation.  From May 1999 until January 2000, Mr. Hardisty was a Land Manager for Texstar Energy Inc. responsible for divesting certain of the company’s exploration projects in the Texas Gulf Coast and Mississippi areas.  From 1994 until May, 1999, Mr. Hardisty was Division Landman for PetroCorp Inc. responsible for company land positions, contract negotiations and partner relations in exploration and development projects in PetroCorp’s Gulf Coast, Rockies and Canada Division.  From 1984 until 1994, Mr. Hardisty was a land consultant and later Senior Project Manager for Roger A. Soape Inc. in Houston, Texas.  Mr. Hardisty graduated from the University of Texas at Austin in 1984 with a BBA in Petroleum Land Management.  He is a member of the American Association of Drilling Engineers (AADE), the American Association of Professional Landmen (AAPL) and the Houston Association of Professional Landmen (HAPL).  Mr. Hardisty recently served as a Director of HAPL and is past Chairman of the HAPL Ethics Committee and past Chairman of HAPL Membership Committee.

Michael S. Mathews, Director

Michael Mathews had served on the board of directors of PDTI since June 2004.  Mr. Mathews is managing director of Westgate Capital Co., a firm he founded in 1993 to identify and structure investment opportunities on behalf of private investors. Mr. Mathews served on the

Board of Petroleum Geo-Services (PGS) from 1993 until September 2002. From 1998 to 2002, he served as Vice Chairman of PGS and held the position as Chairman of the Compensation Committee and was a member of the Audit Committee. From 1989 to 1992, Mr. Mathews served as managing director of Bradford Ventures Ltd., a private investment firm involved in equity investments, including acquisitions. Prior to 1989, he was president of DNC Capital Corporation and senior vice president and director of its parent, DNC America Banking Corp., the US subsidiary of Den Norske Credit Bank Group, where he directed merchant banking and investment activity in North America and founded and acted as senior advisor to Nordic Investors Limited, N.V., a private venture capital fund. Previously, Mr. Mathews was a Vice President in Corporate Finance at Smith Barney and prior to that he was an associate with the New York law firm of White & Case. Mr. Mathews received an A.B. from Princeton University in 1962 and received a J.D. from the University of Michigan Law School in 1965.  Mr. Mathews is also a director of TTS Marine ASA (OSE: TTS) and Apptix ASA (OSE: APP).

Hugh A. Menown, Director

Mr. Menown had served as a Director of PDTI since June 2003.  Mr. Menown has over 23 years of experience in mergers & acquisitions, auditing and managerial finance. Mr. Menown has worked with Quanta Services, Inc. (“Quanta”) (NYSE: PWR) as a consultant or employee in various capacities since July 1999. Mr. Menown performed due diligence on a number of Quanta’s acquisitions and has served as Chief Financial Officer for two of their operating companies, most recently North Houston Pole Line, L.P. located in Houston, Texas. Prior to working with Quanta, Mr. Menown was a Partner in the Houston office of PricewaterhouseCoopers, LLP where he led the Transaction Services Practice providing due diligence, mergers & acquisition advisory and strategic consulting to numerous clients in various industries. Mr. Menown also worked in the Business Assurance Practice providing audit and related services to clients. Mr. Menown is a Certified Public Accountant.

Item 5.03                                             Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Pursuant to a Plan of Merger and Merger Agreement between the Company and its wholly-owned subsidiary, Particle Drilling Technologies, Inc., a Nevada corporation (“PDTI—NV”), PDTI—NV merged with and into the Company effective as of January 25, 2005.  As a result of the merger, the Articles of Incorporation of the Company were amended to change the name of the Company to Particle Drilling Technologies, Inc.  A copy of the Plan of Merger and Merger Agreement is filed herewith as Exhibit 2.3 and is incorporated herein by reference.

Item 7.01                                             Regulation FD Disclosure.

As previously announced by the Company, the symbol under which the common stock of the Company trades on the OTC Bulletin Board has changed from “MXLK” to “PDRT.”  The Company’s common stock began to trade under the symbol PDRT as of the opening of the market on Monday, January 31, 2005.

Item 9.01                                             Financial Statements and Exhibits.

(c)                                  Exhibits

Exhibit No.	Description

2.1

Agreement and Plan of Reorganization dated January 10, 2005 by and among MedXLink Corp., a Nevada corporation, PDTI Acquisition Corp., a Delaware corporation, Dean Becker, Particle Drilling Technologies, Inc., a Delaware corporation, ProDril Partners L.L.C., a Texas limited liability company, and Thomas E. Hardisty (incorporated by reference from Exhibit 2.1 to the Current Report on Form 8-K filed by the Company on July 14, 2004)

2.2

Amendment No. 1 to the Agreement and Plan of Reorganization dated January 10, 2005 by and among MedXLink Corp., a Nevada corporation, PDTI Acquisition Corp., a Delaware corporation, Dean Becker, Particle Drilling Technologies, Inc., a Delaware corporation, ProDril Partners L.L.C., a Texas limited liability company, and Thomas E. Hardisty (incorporated by reference from Exhibit 99.1 to the Current Report on Form 8-K filed by the Company on January 12, 2005)

2.3*	Plan of Merger and Merger Agreement dated January 19, 2005 between Particle Drilling Technologies, Inc., a Nevada corporation, and MedXLink Corp., a Nevada corporation.

*                                         Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PARTICLE DRILLING TECHNOLOGIES, INC.

Date:	January 31, 2005	By:	/s/ J. CHRISTOPHER BOSWELL
		Name:	J. Christopher Boswell
		Title:	Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

2.1

Agreement and Plan of Reorganization dated January 10, 2005 by and among MedXLink Corp., a Nevada corporation, PDTI Acquisition Corp., a Delaware corporation, Dean Becker, Particle Drilling Technologies, Inc., a Delaware corporation, ProDril Partners L.L.C., a Texas limited liability company, and Thomas E. Hardisty (incorporated by reference from Exhibit 2.1 to the Current Report on Form 8-K filed by the Company on July 14, 2004)

2.2

Amendment No. 1 to the Agreement and Plan of Reorganization dated January 10, 2005 by and among MedXLink Corp., a Nevada corporation, PDTI Acquisition Corp., a Delaware corporation, Dean Becker, Particle Drilling Technologies, Inc., a Delaware corporation, ProDril Partners L.L.C., a Texas limited liability company, and Thomas E. Hardisty (incorporated by reference from Exhibit 99.1 to the Current Report on Form 8-K filed by the Company on January 12, 2005)

2.3*	Plan of Merger and Merger Agreement dated January 19, 2005 between Particle Drilling Technologies, Inc., a Nevada corporation, and MedXLink Corp., a Nevada corporation.

*                                         Filed herewith.